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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 20, 2008

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19075 N.W. Tanasbourne Drive, Suite 200	97124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (503) 726-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James W. Cruckshank will resign as Vice President, Administration, Chief Financial Officer and Secretary for MathStar, Inc. (the “Company”), effective March 31, 2008.  The press release attached as Exhibit 99.1 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

99.1         Press release dated March 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: March 20, 2008.
	By	/s/ Douglas M. Pihl
Chairman and Chief Executive Officer
(Principal Executive Officer)